Exhibit 32.2

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      AND PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of International Telecommunication, Inc. (formerly EarthNetMedia, Inc.) (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2004, Felizian Paul hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:


          a.   the quarterly report fully complies with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934; and

          b. the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Felizian Paul
-----------------------------------------------------
Felizian Paul, Chairman of the Board of Directors and
Chief Financial Officer
(Principal Financial Officer)
August 19, 2005